Exhibit 99.1

M-tron Industries, Inc. Announces Subscription Rights Offering to Address Rapid Changes in US Defense Sector

ORLANDO, FL (March 18, 2026) – M-tron Industries, Inc. (NYSE American: MPTI) ("Mtron" or the "Company"), a leading provider of high-performance radio frequency ("RF") components and solutions for the aerospace and defense sector, today announced an offering of subscription rights to raise capital, enhancing its financial flexibility and positioning the company to pursue these rapid changes in the defense sector. With global conflicts increasing in frequency and the dramatic shift in warfare toward more agile, software-centric systems that rely heavily on control of the electromagnetic spectrum, electronic defense players like Mtron are playing a greater role in supplying joint forces. The U.S. Department of War is upending the procurement process to rapidly increase production of critical systems and pushing for the creation and support of more nimble players.

Mtron seeks to raise capital to provide management with flexibility in addressing these opportunities. The proceeds will support:

•	accretive acquisitions;
•	the ability to perform carve-outs and other forms of financial engineering with larger entities;
•	transactions of scale;
•	pursue strategic investments; and
•	expansion of internal capabilities and capacity to align with meet market demand trends.

The subscription rights (the "Rights") are being issued with the following features:

•	Record date of 5:00 p.m. Eastern Time on March 27, 2026;
•	Rights will trade on NYSE American under symbol "MPTI RT" and are transferable;
•	Begin regular-way trading on March 31, 2026, and cease trading at market close on April 13, 2026;
•	Rights will expire on April 15, 2026 at 5:00 p.m. Eastern Time; and
•	Rights, if fully subscribed, will raise approximately $42.7 million.

The Company’s Board of Directors today announced its intention to distribute transferable subscription rights to holders of record of the Company’s common stock, par value $0.01 per share ("Common Stock"), which entitles stockholders one (1) subscription right for each share of Common Stock (the "Rights Offering"). Five (5) Rights can be exercised to purchase one (1) share of Common Stock at a subscription price that has yet to be determined but is anticipated to be at a 10-12% discount to the average of the daily volume-weighted average prices of the Company’s Common Stock for the five (5) trading days ending on and including the record date. The record date for the Rights Offering is 5:00 p.m. Eastern Time on March 27, 2026 (the "Record Date"). The Rights Offering is being conducted to support the Company’s efforts to continue to increase earnings and shareholder return. Proceeds from the Rights Offering may be used for potential acquisitions, strategic investments, investment in a strategic RF fund, and/or general corporate purposes, which may include working capital, capital expenditures and repayment or refinancing of outstanding indebtedness, if any.

Each Rights holder who is a shareholder of record as of the Record Date who exercise their full basic subscription rights may also subscribe for any shares of Common Stock that remain unsubscribed at the expiration of the Rights Offering, subject to certain limitations (the "oversubscription privilege"). If the aggregate subscriptions (basic subscriptions plus oversubscriptions) exceed the amount offered in the Rights Offering, then the aggregate oversubscription amount will be pro-rated among the Company stockholders exercising their respective oversubscription privileges based on the number of shares of Common Stock each Rights holder requested in the oversubscription privilege. Rights acquired in the secondary market may not participate in the oversubscription privilege.

Assuming the Rights Offering is fully subscribed, the Company currently expects the gross proceeds of the offering to be approximately $42.7 million.

Trading in the Rights on NYSE American is expected to begin on a "regular way" basis on March 31, 2026, under the symbol "MPTI RT" and continue until the close of trading on NYSE American on April 13, 2026 (or, if the Rights Offering is extended, on the business day immediately prior to the extended expiration date). The Rights Offering is currently expected to commence promptly after the Record Date and expire at 5:00 p.m., Eastern Time, on April 15, 2026, unless extended by the Company.

Rights holders may exercise their Rights under the terms of a rights agreement and rights certificate that are expected to be filed with the Securities and Exchange Commission (the "SEC") on or about March 30, 2026. The Company expects to file with the SEC a prospectus supplement under its existing shelf registration statement on Form S-3, registering the subscription rights and the shares of Common Stock underlying the subscription rights.

Forward-Looking Statements

This press release contains "forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any stockholder of the Company will exercise the rights offering held by such stockholder, and as a result there can be no guarantee that the Company will derive the benefits of the transaction described in this press release. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this press release speak as of the date of this press release. The forward-looking statements contained in this press release reflect management’s estimates and beliefs as of the date of this press release. The Company does not undertake to update these forward-looking statements.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Rights Offering and the shares of Common Stock issuable upon exercise thereof will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Holders of the Common Stock should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This press release contains a general summary of the Rights Offering. Please read the prospectus supplement, rights agreement and other materials that the Company files with the SEC when they become available as they will contain important information about the terms of the Rights Offering.

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) designs, manufactures, and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products' entire life cycle, including product design, prototyping, production, and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida, and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, please visit www.mtron.com.

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M-tron Industries, Inc. Investor Relations

ir@mtron.com

Cameron Pforr

Chief Executive Officer